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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                     ______________________________________


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      April 16, 1997


                               HF Financial Corp.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-19972                   46-0418532
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(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation                                       Identification No.)


                              225 South Main Avenue
                        Sioux Falls, South Dakota  57102
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                    (Address of principal executive offices)


Registrant's telephone no., including area code:  (605) 333-7556


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     HF Financial Corp. (the "Company") announced on April 16, 1997 that the Company's Board of Directors has authorized management to repurchase up to 10% of its outstanding common stock.

     A copy of the press release with respect to the stock repurchase is attached hereto and incorporated into this Report on Form 8-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             HF FINANCIAL CORP.

Date:  April 16, 1997                        By:  /s/ Curtis L. Hage
                                                ----------------------------
                                                  Curtis L. Hage
                                                  Chairman, President and
                                                  Chief Executive Officer


                                Page 3 of 4 Pages